BLACKROCK FUNDSSM

BlackRock Global Long/Short Equity Fund

(the “Fund”)

Supplement dated May 20, 2016 to the

Fund’s Investor and Institutional Shares Summary Prospectus dated November 27, 2015 and Class K Shares Summary Prospectus dated March 25, 2016

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2012	Managing Director of BlackRock, Inc.
Kevin Franklin	2012	Managing Director of BlackRock, Inc.
Richard Mathieson	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GLSEQ-0516SUP